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                                                                     EXHIBIT 1.1

                       [FORM OF UNDERWRITING AGREEMENT]


                4,350,000 AMERICAN DEPOSITARY SHARES REPRESENTING

                         435,000 BEARER ORDINARY SHARES

                            INTERSHOP COMMUNICATIONS

                               AKTIENGESELLSCHAFT

                             UNDERWRITING AGREEMENT

                                                                 March ___, 2000

CREDIT SUISSE FIRST BOSTON CORPORATION
CHASE SECURITIES INC.
U.S. BANCORP PIPER JAFFRAY INC.,
  As Representatives of the Several Underwriters,
   c/o Credit Suisse First Boston Corporation
       Eleven Madison Avenue,
       New York, N.Y. 10010-3629


Dear Sirs:

         1. INTRODUCTORY. INTERSHOP Communications Aktiengesellschaft, a company organized under the laws of the Federal Republic of Germany ("COMPANY"), proposes to issue and sell 4,350,000 of its American Depositary Shares ("FIRM SECURITIES"), each ADS (collectively, "ADSs") representing 0.1 of the Company's Bearer Ordinary Shares, no par value ("SECURITIES"). The ADSs purchased by the Underwriters will be evidenced by American Depositary Receipts ("ADRs") to be issued pursuant to a Deposit Agreement, dated as of ____________ (the "DEPOSIT AGREEMENT"), to be entered into by and among the Company, Citibank, N.A., as depositary (the "DEPOSITARY"), and all holders from time to time of the ADRs.

         Pursuant to Article ___ of the Company's Articles of Association (Satzung), the Management Board (VORSTAND) of the Company, is authorized, with the prior consent of the Supervisory Board (AUFSICHTSRAT), to increase the stated share capital of the Company on one or more occasions by up to EUR ___ until _____ (the "AUTHORISED CAPITAL"). The increase in the stated share capital is to be effected by the issuance of new shares against cash contributions. Under certain circumstances, the Management Board of the Company is authorized to exclude pre-emption rights of the shareholders.

         On , 2000, the Management Board of the Company resolved to increase the stated share capital of the Company by making use of the Authorised Capital by up to EUR 4,350,000 to EUR the ("CAPITAL INCREASE") by issuing up to 435,000 new Securities (the "NEW SHARES"). The New Shares are to be issued at an issue price (AUSGABEBETRAG) of EUR 1, per New Share (the "ISSUE PRICE"). The Supervisory Board approved the resolution of the Management Board on , 2000.

         Wilfried Beeck (the ("EXISTING SHAREHOLDER") proposes to grant to the Underwriters, at the option of the Underwriters, an aggregate of not more than 65,000 additional existing Securities ("ADDITIONAL SHARES"), by way of a securities loan. The Underwriters may require the Company to issue up to 65,000 additional new Securities (the "ADDITIONAL NEW SHARES") from the Authorised Capital under exclusion of the shareholders' pre-emptive rights in order to cover over-allotments. The Firm Securities and the

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Additional New Shares are herein collectively  called the "OFFERED  SECURITIES."
Whenever computations are contemplated herein that involve both numbers of ADSs and numbers of shares of Securities in ordinary form, they shall be made on a consistent basis, by first converting the number of ADSs into the number of shares of Securities in ordinary form they represent.

         As part of the offering contemplated by this Agreement, U.S. Bancorp Piper Jaffray Inc. (the "DESIGNATED UNDERWRITER") has agreed to reserve out of the Firm Securities purchased by it under this Agreement, up to 250,000 ADSs, for sale to the Company's directors, officers, employees and other parties associated with the Company (collectively, "PARTICIPANTS"), as set forth in the Prospectus (as defined herein) under the heading "Underwriting" (the "DIRECTED SHARE PROGRAM"). The Firm Securities to be sold by the Designated Underwriter pursuant to the Directed Share Program (the "DIRECTED SHARES") will be sold by the Designated Underwriter pursuant to this Agreement at the public offering price. Any Directed Shares not orally confirmed for purchase by a Participant by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus.

         The Company and the Existing Shareholder hereby agree with the several Underwriters named in Schedule A hereto ("UNDERWRITERS") as follows:


         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE EXISTING SHAREHOLDER.

                  (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

                           (i) A registration statement (No. 333-32034) on Form
F-1 relating to the Offered Securities in ordinary form, including a form of prospectus, has been filed with the Securities and Exchange Commission ("COMMISSION") and either (A) has been declared effective under the Securities Act of 1933 ("ACT") and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement ("INITIAL REGISTRATION STATEMENT") has been declared effective, either (A) an additional registration statement ("ADDITIONAL REGISTRATION STATEMENT") relating to the Offered Securities in ordinary form may have been filed with the Commission pursuant to Rule 462(b) ("RULE 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities in ordinary form will all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("RULE 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "EFFECTIVE TIME" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or
(B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the

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Commission.  If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "EFFECTIVE TIME" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "EFFECTIVE DATE" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("RULE 430A(b)") under the Act, is hereinafter referred to as the "INITIAL REGISTRATION STATEMENT." The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "ADDITIONAL REGISTRATION STATEMENT." The Initial Registration Statement and the Additional Registration Statement are herein referred to collectively as the "REGISTRATION STATEMENTS" and individually as a "REGISTRATION STATEMENT." The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("RULE 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the "PROSPECTUS." No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                           (ii) If the Effective Time of the Initial Registra-
tion Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the rules and regulations of the Commission ("RULES AND REGULATIONS") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and
(C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of any Additional Registration Statement is prior to the execution and delivery of this Agreement, each such Additional Registration Statement conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of any Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

                           (iii) A registration  statement on Form F-6
(No. 333- ) relating to the ADSs has been filed with the Commission (such registration statement, including all exhibits thereto, as amended at the time such registration statement becomes effective, being hereinafter called the "ADS REGISTRATION STATEMENT"); the ADS Registration Statement, as of its effective date, complied or will comply, and each amendment or supplement thereto, when it is filed with the Commission or becomes

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effective,  as the case may be, will comply, in all material respects,  with the applicable requirements of the Act and the Rules and Regulations, and did not or will not, as of its effective date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                           (iv) The Company is a stock  corporation
(Aktiengesellschatt) duly registered with the Commercial Register in Frankfurt am Main, Germany, and is validly existing and in good standing under the laws of the Federal Republic of Germany, with corporate power and authority under such laws to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent the failure to be so qualified would not have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT").

                           (v) Each  subsidiary  of the  Company  has been duly
organized and is validly existing and in good standing under the laws of the jurisdiction of its organization, with corporate power and authority under such laws to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent the failure to be so qualified would not have a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects

                           (vi) The Offered  Securities,  including those
represented by the ADSs, and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date (as defined below), such Offered Securities, including those represented by the ADSs, will have been, validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus; and the shareholders of the Company have no preemptive rights with respect to the Securities, including those represented by the ADSs, other than rights that have been waived or otherwise extinguished with respect to the Offered Securities.

                           (vii) The Deposit Agreement has been duly authorized,
executed and delivered by the Company and, when duly and validly authorized, executed and delivered by the Depositary, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms and subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; upon due issuance by the Depositary of ADRs evidencing ADSs against the deposit of Securities in respect thereof in accordance with the Deposit Agreement, such ADRs will be duly and validly issued and the holders thereof will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADRs conform to the descriptions thereof contained in the Prospectus.

                           (viii) Except as disclosed in the Prospectus, there
are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

                           (ix) There are no contracts,  agreements or  under-
standings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration

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Statement  or  the  ADS  Registration  Statement  or  in  any  securities  being registered pursuant to any other registration statement filed by the Company under the Act.

                           (x) The ADSs have  been  approved  for  listing  on
The Nasdaq Stock Market's National Market subject to notice of issuance, and the Offered Securities in ordinary form, including those deposited in respect of ADSs, have been approved for listing/quotation on the Neuer Markt of the Frankfurt Stock Exchange.

                           (xi) No  consent, approval, authorization,  or order
of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by the Deposit Agreement or this Agreement in connection with the issuance and sale of the Offered Securities by the Company, including the deposit of any Securities represented by the ADSs with the Depositary and the issuance of the ADRs evidencing the ADSs, except such as have been obtained and made under the Act and such as may be required under state securities laws.

                           (xii) Except as disclosed in the Prospectus,  under
current laws and regulations of the Federal Republic of Germany and any political subdivision thereof, all dividends and other distributions declared and payable on the Offered Securities, including those represented by the ADSs, may be paid by the Company to the holder thereof in United States dollars/Deutsche Marks/Euros that may be converted into foreign currency and freely transferred out of the Federal Republic of Germany and all such payments made to holders thereof or therein who are non-residents of the Federal Republic of Germany will not be subject to income, withholding or other taxes under laws and regulations of the Federal Republic of Germany or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in the Federal Republic of Germany or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in the Federal Republic of Germany or any political subdivision or taxing authority thereof or therein.

                           (xiii)  The  execution, delivery and performance of
the Deposit Agreement and this Agreement, and the issuance and sale of the Offered Securities, including the deposit of any Securities represented by the ADSs with the Depositary and the issuance of the ADRs evidencing the ADSs, (A) will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, (B) will not result in a breach or violation of any agreements or instruments filed as exhibits to the Registration Statement pursuant to item 601(b)(10) of Regulation S-K, which agreements or instruments represent all material agreements or instruments to which the Company or any subsidiary is subject or bound, or (C) will not result in a breach or violation of the charter or by-laws of the Company or any such subsidiary, and the Company has full power and authority to authorize, issue and sell the Offered Securities, including the ADSs, as contemplated by the Deposit Agreement and this Agreement.

                           (xiv) This Agreement has been duly authorized,
executed and delivered by the Company.

                           (xv) Except as disclosed  in the  Prospectus,  the
Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

                           (xvi) The  Company  and  its  subsidiaries   possess
adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation

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or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                           (xvii) No  labor  dispute  with  the  employees  of
the Company or any of its subsidiaries that might have a Material Adverse Effect exists or, to the knowledge of the Company, is imminent.

                           (xviii) Except as  disclosed in the Prospectus,  the
Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                           (xix) Except as disclosed in the Prospectus,  neither
the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

                           (xx) There are no pending actions, suits or proceed-
ings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under the Deposit Agreement or this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

                           (xxi) The  financial  statements  included  in  each
Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Prospectus, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the schedules included in each Registration Statement present fairly the information required to be stated therein.

                           (xxii) Except as  disclosed in the Prospectus,  since
the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                           (xxiii) The Company is not and,  after giving effect
to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

                           (xxiv) Furthermore,  the Company represents and
warrants to the Underwriters that (A) the Registration Statement, the Prospectus and any preliminary prospectus comply,

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and any  further  amendments  or  supplements  thereto  will  comply,  with  any applicable laws or regulations of foreign jurisdictions in which the Prospectus or any preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program, and that (B) no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities laws and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States.

                           (xxv) The Company has not  offered,  or caused the
Underwriters to offer, any offered Securities to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (A) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company or (B) a trade journalist or publication to write or publish favorable information about the Company or its products.

                           (xxvi) The Company (A) has notified each executive
officer, each member of the Management Board, each member of the Supervisory Board and Roland Fassauerholder that pursuant to the Lock-up Agreements (defined below), none of the shares held by such persons or entities may be sold or otherwise transferred or disposed of for a period of 90 days after the date of the initial public offering of the Offered Securities and (B) has imposed a stop-transfer instruction with the Company's transfer agent in order to enforce the foregoing lock-up provision imposed pursuant to the Option Plans.

                           (xxvii) All  outstanding  Securities,  and all
securities convertible into or exercisable or exchangeable for Securities, that are held by the Company's executive officers, members of the Management Board, members of the Supervisory Board or Roland Fassauerholder are subject to valid and binding agreements having substantially the form of EXHIBIT A (collectively, "LOCK-UP AGREEMENTS") that restrict the holders thereof from selling, making any short sale of, granting any option for the purchase of, or otherwise transferring or disposing of, any of such Securities, or any such securities convertible into or exercisable or exchangeable for Securities, for a period of 90 days after the date of the Prospectus without the prior written consent of Credit Suisse First Boston Corporation ("CSFBC").

                  (b) The Existing Shareholder represents and warrants to, and agrees with, the several Underwriters that:

                           (i) The Existing Shareholder has and on each Closing
Date hereinafter mentioned will have valid and unencumbered title to the Additional Shares to be delivered by the Existing Shareholder on such Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Additional Shares to be delivered by the Existing Shareholder on such Closing Date hereunder; and upon the delivery of and payment for the Additional Shares on each Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Additional Shares to be delivered by the Existing Shareholder on such Closing Date.

                           (ii) If the Effective Time of the Initial Registra-
tion Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this
Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The two preceding sentences apply only to the extent that any statements in or omissions from a Registration Statement or the Prospectus are based on written information furnished to the Company by such Existing Shareholder specifically for use therein.

                           (iii) Except as disclosed  in the  Prospectus,  there
are no contracts, agreements or understandings between the Existing Shareholder and any person that would give rise to a valid claim against the Existing Shareholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

         3. SUBSCRIPTION, PURCHASE, SALE AND DELIVERY OF OFFERED SECURITIES.

           (a) SUBSCRIPTION OF NEW SHARES.

                           (i) CSFB AG agrees to  subscribe  for the  account of
the Underwriters the New Shares on or before March ___, 2000 at the Issue Price of EUR 1 for each New Share.

                           (ii) For the purpose of the registration of the
Capital Increase with the Commercial  Register  CSFB  AG  agrees  to:

                                (A) deliver  to  the  Company  two counterparts
of the subscription certificate for the New Shares, each signed by it on or before March ___, 2000 pursuant to Section 185 of the German Stock Corporation Act (Aktiengesetz - "AKTG"),

                                (B) credit 25% of the Issue Price for the New
Shares in the total aggregate amount of EUR 5,000 - to a special account to be opened with CSFB AG "SONDERKONTO KAPITALERHOHUNG I" which bears no interest and shall be without commission, and

                                (C) deliver to the Company the relevant bank
confirmations as required pursuant to ss.ss. 203 para 1, 188 para 2 in connection with ss.ss. 36 para 2, 36a para 1 and 37 para 1 AktG.

                           (iii) The  Company shall apply for  the  registration
of the completion (DURCHFUHRUNG) of the Capital Increase with the Commercial Register immediately after delivery of the documents listed under subsections 3(a)(ii)(A) and 3(a)(ii)(C) above.

                           (iv) Immediately after the completion of the Capital
Increase has been registered with the Commercial Register, the Company shall deliver, first by facsimile, to CSFBC a copy of the notice of the registration and three certified excerpts from the Commercial Register reflecting the registered increase of the stated share capital of the Company.

           (b) SUBSCRIPTION OF ADDITIONAL NEW SHARES.

                           (i) The Company  agrees to grant CSFBC an option (the
"OVER ALLOTMENT OPTION") pursuant to which the Company will ensure, to the extent legally permissible, that CSFBC will, upon its request, receive ownership of up to 75,000 new shares (the "ADDITIONAL NEW SHARES") to be issued by the Company from the Authorised Capital. CSFBC shall notify the Company not later than 2:00 p.m. (German time) on the 30th day after the First Closing Date of the number of Additional New Shares which will be required to be issued. Following receipt of the notification from CSFBC pursuant to the foregoing sentence, the Management Board of the Company shall adopt, and the members of the Management Board represent and warrant in their capacity as members of the Management Board to CSFBC that they will adopt, without undue delay, but no later than within three business days from the receipt of such notification, a resolution to increase the share capital of the Company by drawing on its Authorised Capital in such number of Additional New Shares as requested by CSFBC at an issue price of EUR 1 for each Additional New Share. The Company shall (A) procure the consent of the Supervisory Board of the Company on the same day and (B) send to CSFBC immediately by telefacsimile a copy of the resolution and the consent of the Supervisory Board of the Company.

                           (ii) For the purpose of the  registration  with the
Commercial Register of the capital increase with respect to the Additional New Shares, CSFB AG shall not later than 1:00 p.m. (German time) on the business day following the delivery of a copy of the resolution of the Management Board pursuant to subsection (b)(i) above and the consent of the Supervisory Board:

                                (A) deliver to the Company two counterparts  of
the subscription certificate for the Additional New Shares signed by it pursuant to Section 185 AktG,

                                (B) credit 25% of the issue price for the
Additional New Shares being EUR 0,25 for each Additional New Share to a special account to be opened with CSFB AG "SONDERKONTO KAPITALERHOHUNG II" which bears no interest and shall be without commission,

                                (C) deliver to the Company the relevant bank
confirmation as required pursuant to ss.ss. 203 para 1, 188 para 2 in connec-tion with ss.ss. 36 para 2, 36a para 1 und 37 para 1 AktG.

                           (iii) The Company shall apply for the registration of
the completion (DURCHFUHRUNG) of the capital increase in respect of the Additional New Shares with the Commercial Register immediately after delivery of the documents listed under subsections 3(a)(ii)(A) and 3(a)(ii)(C) above. Immediately after the completion of the capital increase with respect to the Additional New Shares has been registered with the Commercial Register, the Company shall deliver, first by facsimile, to CSFB AG a copy of the notice of the registration and three certified excerpts from the Commercial Register reflecting the registered increase of the stated share capital of the Company.

                           (iv) The  delivery  of and  payment  for  the
Additional New Shares shall then be as follows:

                                (A) At 10 a.m. (German time) on the first
business day after the registration of the capital increase for the Additional New Shares, or at such other time and date as the Company and CSFBC may agree, CSFB AG shall credit to the SONDERKONTO KAPITALERHOHUNG II the difference between (i) 25% of the issue price already paid in and (ii) the product of the Offer Price per Security offered and the number of the Additional New Shares to be issued to CSFB AG minus Commissions.

                                (B) Immediately following the payment as
described in subsection (b)(iv)(A) above, the Company shall issue and deliver to CSFB AG a global bearer share certificate in respect of the Additional New Shares which shall be deposited with Clearstream Banking AG.

                                (C) Immediately  after the global bearer share
certificate with respect to the New Additional Shares issued has been deposited with Clearstream Banking AG, CSFB AG shall give instructions to Clearstream Banking AG as to the number of Additional New Shares to be credited to the account of Wilfried Beeck (the "EXISTING SHAREHOLDER").

                           (v) In order to assure the availability of the
Additional Shares when and if needed by CSFBC to cover over allotments, the Existing Shareholder hereby grants to CSFB AG an irrevocable option to request a securities loan (WERTPAPIERDARLEHEN) of up to 75,000 Additional Shares (the "Securities Loan"). The Securities Loan will be free of charge.

                           (vi) The Existing Shareholder hereby agrees to
deposit such Additional Shares with a securities account maintained with CSFB AG no later than by March ___ 2000. CSFB AG will hold such Additional Shares in trust (TREUHANDERISCH) until the date the Drawing Notice (as defined below) is delivered or the Securities Loan is terminated.

                           (vii) The Securities Loan may be drawn by a written
notice from CSFB AG to the Existing Shareholder (the "DRAWING NOTICE") substantially in the form set forth in SCHEDULE C no later than April ____, 2000. The Drawing Notice shall state the number of Additional Shares to be borrowed. The securities loan agreement will be concluded upon the receipt of the Drawing Notice for such number of Additional Shares as set forth in the relevant Drawing Notice. The Existing Shareholder represents and warrants that he holds title to the Additional Shares free from any liens, encumbrances and other rights of third parties and the Additional Shares have been fully paid in and carry full dividend rights.

                           (viii) The Existing  Shareholder  authorizes  CSFB AG
to transfer such number of Additional Shares set forth in any Drawing Notice to the securities account specified in the Drawing Notice. The Parties hereby agree that title to the Additional Shares shall pass to CSFB AG at the time at which the Additional Shares are credited to the securities account specified by CSFB AG and that CSFB AG is entitled to return securities of the same class. Upon request of CSFB AG, the Existing Shareholder shall therefore issue to CSFB AG an "Acquisition Authorisation" (ANEIGNUNGSERMACHTIGUNG) substantially in the form as set forth in SCHEDULE D no later than on the date hereof.

                           (ix) CSFBC and CSFB AG shall be  entitled  to
compensation for damages due to non-performance or to rescind the Securities Loan without being obligated to give notice or to grant any grace period to the Existing Shareholder if (A) the Additional Shares are not timely delivered to CSFB AG in accordance with subsection (vi), or (B) do not have the warranted characteristics described in subsection (vii). In the event that CSFBC is entitled to compensation for damages for non-performance as described in the preceding sentence, CSFB AG shall also have the right to acquire on a stock exchange or otherwise for the account of the Existing Shareholder such number of shares equal to the number of Additional Shares as agreed upon pursuant to subsection (v) hereof.

                           (x) The term of the Securities  Loan with respect to
the Additional Shares in the number stated in the Drawing Notice shall be from the time of transfer of ownership pursuant to subsection (viii) and, subject to the provisions in the following sentence, terminates on the ______ calendar day after the First Closing Date (the "SECOND CLOSING DATE"). The Securities Loan may be terminated at any time, in whole or in part, by CSFB AG upon one business day's prior notice to the Existing Shareholder; such termination notice must state the date on which the relevant number of Shares will be returned by CSFB AG.

                           (xi) If and to the extent  that CSFBC has  requested
the Company to issue Additional New Shares, CSFBC shall deliver the Additional New Shares to the Existing Shareholder in order to fulfil the delivery claim of the Existing Shareholder under the securities loan not later than the close of business on the fourth business day after the global bearer share certificate representing such Additional New Shares has been delivered to CSFBC by the Company (it being understood that the global bearer share certificate representing such Additional New Shares will only be issued after the completion of the capital increase in respect of the Additional New Shares has been registered with the Commercial Register). If and to the extent that CSFBC has not requested the Company to issue Additional New Shares, CSFBC shall deliver the Additional Shares borrowed not later than the close of business on the fourth business day after the day of any termination of the Securities Loan. If and to the extent that CSFBC has requested the Company to issue Additional New Shares and (A) the Management Board fails to pass the resolution to increase the stated share capital of the Company necessary to issue the Additional New Shares within two banking days following receipt by the Company of such request or (B) the Management Board passes the resolution to increase the stated share capital of the Company necessary to issue the Additional New Shares but the Supervisory Board of the Company fails to have consented to such resolution within three banking days following receipt by the Company of the relevant request by CSFBC or (C) the increase of the stated share capital is not registered with the Commercial Register within 40 business days after CSFBC has requested the Company to issue Additional New Shares, CSFBC shall be entitled, instead of redelivering shares of the Company, to pay to the Existing Shareholder an amount equal to the aggregate purchase price for the Additional Shares minus Commissions both as to be determined in the Underwriting Agreement, in which case the redelivery claim shall be extinguished to that extent.

           (c) PURCHASE, SALE AND DELIVERY OF OFFERED SECURITIES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, at a purchase price of U.S.$______ per ADS, the respective numbers of ADSs constituting the Firm Securities and the Additional New Shares set forth opposite the names of the Underwriters in Schedule A hereto.

     The Company will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, at the office of ______________________________________, against payment of the purchase price in
U.S. dollars in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to Credit Suisse First Boston Corporation ("CSFBC") drawn to the order of ___________________________ at the office of ___________________________, at _______ A.M., New York time, on
_____________, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "FIRST CLOSING DATE." For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The ADRs evidencing the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the above office of _______________________________ at least 24 hours prior to the First Closing Date.

     In addition, upon written notice from CSFBC given to the Company and the Existing Shareholder from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Additional New Shares at the purchase price per ADS (for any Additional New Shares delivered in ADS form) or per ordinary share (for any Additional New Shares delivered in ordinary form), as applicable to be paid for the Firm Securities. The Company agrees to issue to the Underwriters such Additional New Shares and the Underwriters agree, severally and not jointly, to subscribe such Additional New Shares. Such Additional Shares shall be purchased for the account of each Underwriter in the same proportion as the number of ADSs constituting the Firm Securities set forth opposite such Underwriter's name bears to the total number of ADSs constituting the Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Additional New Shares shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to subscribe the Additional New Shares or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company. It is understood that CSFBC is authorized to make payment for and accept delivery of such Additional New Shares on behalf of the Underwriters pursuant to the terms of CSFBC's instructions to the Company.

     Each time for the delivery of and payment for the Additional New Shares, being herein referred to as an "OPTIONAL CLOSING DATE," which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "CLOSING DATE"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to subscribe the Additional New Shares is given. The Company and the Existing Shareholder will deliver the Additional New Shares being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, at the office of _____________________________, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of _______________________________________, at the above office of  ____________________________________.  The ADRs  evidencing the
Additional New Shares being purchased on each Optional Closing Date will be in definitive form, in such denominations and  registered in such names as CSFBC requests upon reasonable  notice prior to
such Optional Closing Date and will be made   available   for   checking   and
packaging   at  the  above  office  of _________________________________  at a reasonable  time  in  advance  of  such Optional Closing Date.

         4. OFFERING BY UNDERWRITERS. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

         5. CERTAIN AGREEMENTS OF THE COMPANY. The Company agrees with the several Underwriters that:

            (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph
(1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

         The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

            (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related  prospectus  or the  Initial  Registration  Statement,  the
Additional Registration Statement (if any) or the Prospectus or the ADS Registration Statement and will not effect such amendment or supplementation without CSFBC's consent; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and the ADS Registration Statement (if its effectiveness is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus or the ADS Registration Statement and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement or the ADS Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

            (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

            (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "AVAILABILITY DATE" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

            (e) The Company will furnish to the Representatives copies of each Registration Statement and the ADS Registration Statement (three of each of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

            (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution.

            (g) During the period of three years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934 or mailed to shareholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

            (h) The Company will pay all expenses incident to the performance of its obligations under this Agreement and the Deposit Agreement, for any filing fees and other expenses (including fees and disbursements of its counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for the filing fee incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

            (i) The Company will indemnify and hold harmless the Underwriters against any documentary, stamp or similar issue tax, including any interest and penalties, on the creation, issue and sale of the Offered Securities and on the execution and delivery of this Agreement. All payments to be made by the Company hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

            (j) For a period of 90 days after the date of the initial public offering of the Offered Securities, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC, except issuances of Securities pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on the date hereof, grants of employee stock options pursuant to the terms of a plan in effect on the date hereof, or issuances of Securities pursuant to the exercise of such options.

            (k) The Company will comply with the terms of the Deposit Agreement so that the ADRs evidencing the ADSs will be executed by the Depositary and delivered to the Underwriters, pursuant to this Agreement at the applicable Closing Date.

            (l) In connection with the Directed Share Program, the Company will ensure that the Directed Shares will be restricted to the extent required by the National Association of Securities Dealers, Inc. (the "NASD") or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement. The Designated Underwriter will notify the Company as to which Participants will need to be so restricted. The Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time.

            (m) The Company will pay all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Shares Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the underwriters in connection with the Directed Share Program.

            Furthermore, the company covenants with the Underwriters that the company will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

         6. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Additional Shares to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of Company officers and Depositary made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

            (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Arthur Andersen Wirtschaftsprufungsgesellschaft Steuerberatungsgesellschaft mbH confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                 (i) in their opinion the financial statements examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                 (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the quarterly results of operations included in the Registration Statements;

                 (iii) on the basis of a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                      (A) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of such letter, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                      (B) for the period from the closing date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the corresponding period of the previous quarter, in consolidated net sales, net operating income in the total or per share amounts of consolidated income before extraordinary items or net income;

                 except in all cases set forth in clauses (A) and (B) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                 (iv) they have compared specified dollar amounts (or percen-tages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

         For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "REGISTRATION STATEMENTS" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration is subsequent to such execution and delivery, "REGISTRATION STATEMENTS" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "PROSPECTUS" shall mean the prospectus included in the Registration Statements.

            (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. The ADS Registration Statement shall have been declared effective not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement or the ADS Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission.

            (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) a change in U.S., German or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of a majority in interest of the Underwriters including the Representatives, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (ii) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (iii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (v) any banking moratorium declared by U.S. Federal, New York or German authorities; or (vi) any outbreak or escalation of major hostilities in which the United States or Germany is involved, any declaration of war by Congress or the German BUNDESTAG, or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

                  If (i) any of the  events  described  in this  subsection  (c)
shall occur or (ii) any of the conditions described in this secion 6 are not satisfied after the delivery to the Commercial Register of all documents required to effect the registration of the completion (DURCHFUHRUNG) of the Capital Increase, CSFBC may by notice in writing to the Company require the Company to use its best efforts to procure that the application for registration of the completion of the Capital Increase be withdrawn. If the application is successfully withdrawn, the obligations of CSFBC to subscribe the New Shares or Additional New Shares which would otherwise have been registered shall terminate. If at any time after the registration of the implementation (DURCHFUHRUNG) of the Capital Increase with the Commercial Register, any of the conditions in this subsection (c) occurs, CSFBC shall be entitled to terminate this Agreement. In the event of such termination, the following procedure shall apply:

                 (i) Each Underwriter shall be obligated to pay to CSFBC the Issue Price per New Share pro rata to its underwriting commitment as set forth in Schedule A.

                 (ii) During a period not exceeding business days after the termination of this Agreement, the Company shall discuss with CSFBC whether and for what period, the offer and sale of the New Shares under the exclusion of the pre-emptive rights of the existing Sharheolders shall be postponed, whether a rights offering with respect to such New Shares shall be conducted, or whether the Company may designate a third party to purchase the New Shares in accordance with the applicable laws and the Articles of Association of the Company.

                 (iii) If the Company and CSFBC fail to agree on the proce-dure to be applied within a period of ___ business days, or if none of
the  transactions  as contemplated   under  (ii)  above  has  taken  place
within ___ months after termination of this Agreement, the Underwriters may sell the New Shares, subject to mandatorily applicable provisions of the German Stock Corporation Act, at their discretion. The Underwriters shall retain an amount equal to the Issue Price of such New Shares, the costs incurred in financing the Issue Price and the expenses incurred in connection witht he subscription and placement of the New Shares. The Company shall receive the remainder of the proceeds from such sale.

                 (iv) Whilst holding such New Shares, each Underwriter hereby agrees to waive its rights as holder of New Shares, including but not limited to, voting rights, rights to payments of dividends or pre-emptive rights.

            (d) The Representatives shall have received an opinion, dated such Closing Date, of Haarmann, Hemmelrath & Partner, counsel for the Company, to the effect that:

                 (i) The Company is a stock corporation (Aktiengesellschaft) duly registered with the Commercial Register in Frankfurt am Main, Germany, and is validly existing and in good standing under the laws of the State of the Federal Republic of Germany, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent the failure to be so qualified would not have a Material Adverse Effect;

                 (ii) The Deposit Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; upon issuance by the Depositary of ADRs evidencing ADSs against the deposit of Securities in respect thereof in accordance with the Deposit Agreement, such ADRs will be duly and validly issued and will entitle the holders thereof to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADRs conform to the descriptions thereof contained in the Prospectus;

                 (iii) The Offered Securities delivered on such Closing Date, including those represented by ADSs, and all other outstanding ordinary shares of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform in all material respects to the description thereof contained in the Prospectus; and the shareholders of the Company have no preemptive rights with respect to the Offered Securities, including those represented by ADSs, other than those that have been validly waived or otherwise extinguished with respect to the Offered Securities;

                 (iv) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by the Deposit Agreement or this Agreement in connection with the issuance or sale of the Offered Securities by the Company, including the deposit of any Securities represented by the ADSs with the Depositary and the issuance of the ADRs evidencing the ADSs, except such as have been obtained and made under the Act and such as may be required under state securities laws;

                 (v) There are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to such counsel's knowledge, contemplated;

                 (vi) The execution, delivery and performance of the Deposit Agreement and this Agreement and the issuance and sale of the Offered Securities, including the deposit of any Securities represented by the ADSs with the Depositary and the issuance of the ADRs evidencing the ADSs, will not result in a breach or violation of (i) any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any subsidiary of the Company or any of their properties, (ii) to such counsel's knowledge, any agreements or instruments filed as exhibits to the Registration Statement pursuant to item 601(b)(10) of Regulation S-K, which agreements or instruments represent all material agreements or instruments to which the Company or any subsidiary is subject or bound, or (iii) the charter or by-laws of the Company or any such subsidiary, and the Company has full power and authority to authorize, issue and sell the Offered Securities, including the ADSs, as contemplated by the Deposit Agreement and this Agreement, respectively;

                 (vii) This Agreement has been dulyauthorized, executed and delivered by the Company; and

                 (viii) The Company's agreement to the choice of law provi-sions set forth in Section 14 of the Underwriting Agreement will be recognized and given effect to by the courts of the Federal Republic of Germany; the Company can sue and be sued in its own name under the laws of the Federal Republic of Germany; the irrevocable submission of the Company to the exclusive jurisdiction of a

New York Court, the waiver by the Company of any objection to the laying of venue of a proceeding of a New York Court, the appointment of the Authorized Agent (as defined herein) as the authorized agent for the purposes described in
Section 14 of this Agreement, and the agreement of the Company that this Agreement shall be governed by and construed in accordance with the laws of the State of New York are legal, valid and binding; service of process effected in the manner set forth in Section 14 of the Underwriting Agreement will be effective, insofar as the law of the Federal Republic of Germany is concerned, to confer valid personal jurisdiction over the Company; and judgment obtained in a New York Court arising out of or in relation to the obligations of the Company under the Underwriting Agreement would be enforceable against the Company in the courts of the State of New York.

            (e) The Representatives shall have received an opinion, dated such Closing Date, of Shearman & Sterling LP, counsel for the Company, to the effect that

                 (i) The Deposit Agreement, assuming due authorization, execu-tion and delivery by the Company and the Depositary, constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; upon issuance by the Depositary of ADRs evidencing ADSs against the deposit of Securities in respect thereof in accordance with the Deposit Agreement, such ADRs will be duly and validly issued and will entitle the holders thereof to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADRs conform to the descriptions thereof contained in the Prospectus;

                 (ii) To such counsel's knowledge, and except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or the ADS Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

                 (iii) The Company is not and, after giving effect to the offer-ing and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940;

                 (iv) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by the Deposit Agreement or this Agreement in connection with the issuance or sale of the Offered Securities by the Company, including the deposit of any Securities represented by the ADSs with the Depositary and the issuance of the ADRs evidencing the ADSs, except such as have been obtained and made under the Act and such as may be required under state securities laws;

                 (v) There are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to such counsel's knowledge, contemplated;

                 (vi) The execution, delivery and performance of the Deposit Agreement and this Agreement and the issuance and sale of the Offered Securities, including the deposit of any Securities represented by the ADSs with the Depositary and the issuance of the ADRs evidencing the ADSs, will not result in a breach or violation of (i) any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any subsidiary of the Company or any of their properties or (ii) to such counsel's knowledge, any agreements or instruments filed as exhibits to the Registration Statement pursuant to item 601(b)(10) of Regulation S-K, which agreements or instruments represent all material agreements or instruments to which the Company or any subsidiary is subject or bound;

                 (vii) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement, the ADS Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement, the ADS Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; such counsel have no reason to believe that any part of a Registration Statement or the ADS Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the descriptions in the Registration Statements and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and such counsel do not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statements or the Prospectus; and

                 (viii) Under the laws of the State of New York relating to submission of personal jurisdiction, the Company has, pursuant to Section 14 of the Underwriting Agreement, (A) validly submitted to the personal jurisdiction of any state court or federal court located in the Borough of Manhattan in the City of New York, in any action or suit or proceeding brought by any Underwriter arising out of or relating to the Agreement, (B) has validly waived any objection to the establishment of venue of a proceeding in any such court and any immunity to jurisdiction of any such court, and (C) has validly appointed the Authorized Agent (as defined herein) as its authorized agent for the purpose described in Section 14 of the Underwriting Agreement; and service of process effected on such agent in the manner set forth in Section 14 of the Underwriting Agreement will be effective to confer valid personal jurisdiction over the Company in any action arising out of or relating to the Underwriting Agreement.

            (f) The Representatives shall have received from Wilson Sonsini Goodrich & Rosati, counsel for the Underwriters, or Oppenhof Raedler, German counsel for the Underwriters, such opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the ADS Registration Statement, the Prospectus and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

            (g) The Representatives shall have received the opinion dated the date hereof of , ____________________ counsel to the Existing Shareholder, to the effect that:

                 (i) The Existing Shareholder has valid and unencumbered title to the Additional Shares delivered by the Existing Shareholder on such Closing Date and had full right, power and authority to sell, assign, transfer and deliver the Additional Shares delivered by the Existing Shareholder on such Closing Date hereunder; and the several Underwriters have acquired valid and unencumbered title to the Additional Shares purchased by them from the Existing Shareholder on such Closing Date hereunder;

                 (ii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Existing Shareholder for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Additional Shares to be sold by the Existing Shareholder, except such as have been obtained and made under the Act and such as may be required under state securities laws;

                 (iii) The execution, delivery and performance of this Agreement and the consummation of the transactions therein and herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Existing Shareholder or any of his properties or any agreement or instrument to which the Existing Shareholder is a party or by which the Existing Shareholder is bound or to which any of the properties of the Existing Shareholder is subject;

                 (iv) [The Power of Attorney] with respect to the Existing Shareholder has been duly authorized, executed and delivered by the Existing Shareholder and constitute valid and legally binding obligations of the Existing Shareholder enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

                 (v) This Agreement has been duly authorized, executed and delivered by the Existing Shareholder.

            (h) The Underwriters shall have received an opinion, dated such Closing Date, from counsel for the Depositary, to the effect that:

                 (i) The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes a valid and legally binding obligation of the Depositary enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                 (ii) Upon issuance by the Depositary of the ADRs evidencing the ADSs in accordance with the Deposit Agreement, such ADRs will be duly and validly issued and will entitle the holders thereof to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and ADRs conform to the descriptions thereof in the Prospectus; and

                 (iii) The ADS Registration Statement was declared effective under the Act as of the date and time specified in such opinion, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the ADS Registration Statement or any part thereof has been instituted or is pending or contemplated under the Act, and the ADS Registration Statement, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations.

                 (i) The Depositary shall have furnished or caused to be furnished to the Underwriters a certificate satisfactory to CSFBC of one of its authorized officers with respect to the deposit with it of the Securities represented by the ADSs against issuance of the ADRs evidencing the ADSs, the execution, issuance, countersignature and delivery of the ADRs evidencing the ADSs pursuant to the Deposit Agreement and such other matters related thereto as CSFBC reasonably requests.

                 (j) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state on behalf of the Company and not on their own behalf that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement or the ADS Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

                 (k) The Representatives shall have received a letter, dated such Closing Date, of Arthur Andersen Wirtschaftsprufungsgesellschaft Steuerberatungsgesellschaft wbH which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

The Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably requests. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

         7. INDEMNIFICATION AND CONTRIBUTION. (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the ADS Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus if the Company had previously furnished copies thereof to such Underwriter.

         The Company agrees to indemnify and hold harmless the Designated Underwriter and each person, if any, who controls the Designated Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (the "DESIGNATED ENTITIES"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of the Designated Entities.

            (b) The Existing  Shareholder will indemnify and hold harmless each
Underwriter, its partners, directors and officers and each person who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Existing Shareholder expressly for use therein; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Existing Shareholder will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below.

            (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any who controls the Company within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the ADS Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and the Existing Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the third paragraph under the caption "Underwriting" and the information contained in the eighth, fifteenth and sixteenth paragraphs under the caption "Underwriting."

            (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to the last paragraph in Section 7(a) hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for the Designated Underwriter for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program, and all persons, if any, who control the Designated Underwriter within the meaning of either Section 15 of the Act of Section 20 of the Exchange Act. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

            (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Existing Shareholder on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Existing Shareholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Existing Shareholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Existing Shareholder bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Existing Shareholder or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

            (f) The obligations of the Company and the Existing Shareholder under this Section shall be in addition to any liability which the Company and the Existing Shareholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

         8. DEFAULT OF UNDERWRITERS. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First Closing Date or any Optional Closing Date and the aggregate number of ADSs constituting the Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the number of ADSs constituting the Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company and the Existing Shareholder for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of ADSs constituting the Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of ADSs constituting the Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC, the Company and the Existing Shareholder for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Existing Shareholder, except as provided in Section 9 (provided that if such default occurs with respect to the Additional Shares after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Additional Shares purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         9. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of the Existing Shareholder, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Existing Shareholder, or the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company and the Existing Shareholder shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company, the Existing Shareholder and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in
Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii),
(iv) or (v) of Section 6(c), the Company and the Existing Shareholder will, jointly and severally reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         10. NOTICES. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking
Department--Transactions Advisory Group, or, if sent to the Company or the Existing Shareholder, will be mailed, delivered or telegraphed and confirmed to it at ________________________, Attention: ____________________; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

         11. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

         12.  REPRESENTATION  OF  UNDERWRITERS.  The  Representatives  will  act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representatives jointly or by
CSFBC  will be  binding  upon all the Underwriters.  [           ] will act for
                                                      -----------
the Existing  Shareholder in connection  with such transactions,  and any action
under or in respect of this Agreement taken by [                          ] will
                                                --------------------------
be binding upon the Existing Shareholder.

         13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company irrevocably appoints [___________________] (the "AUTHORIZED AGENT"), as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Company by the person serving the same to the address provided in Section 10, shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement.

         The obligation of the Company in respect of any sum due to any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by such Underwriter of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such Underwriter hereunder, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter hereunder, such Underwriter agrees to pay to the Company an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter hereunder.

         If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Company, the Existing Shareholder and the several Underwriters in accordance with its terms.

                            Very truly yours,


                                 INTERSHOP COMMUNICATIONS
                                 AKTIENGESELLSCHAFT

                                 By:
                                    ------------------------------------------
                                    Stephan Schambach, Chief Executive Officer

                                 By:
                                    ------------------------------------------
                                 Name:
                                      ----------------------------------------
                                 Title: Director, on behalf of Supervisory Board
                                       -----------------------------------------


                                 By:
                                    --------------------------------------------
                                    --------------------------------------------
                                    As Attorney-in-Fact acting on behalf of the
                                    Existing   Shareholder  named in Schedule B
                                    to this Agreement.



The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

     CREDIT SUISSE FIRST BOSTON CORPORATION
     CHASE SECURITIES INC.
     U.S. BANCORP PIPER JAFFRAY INC.

         Acting on behalf of themselves and as the Representatives of the several
            Underwriters

         By: CREDIT SUISSE FIRST BOSTON CORPORATION

         By:
            ----------------------------------------
         Title: Managing Director
                ------------------------------------


                                   SCHEDULE A

                  Underwriter                                            Maximum                      Maximum
                  -----------                                           Number of                    Number of
                                                                        Firm ADSs              Additional New Shares
                                                                        ---------              ---------------------

Credit Suisse First Boston Corporation.......................
Chase Securities Inc.........................................................
U.S. Bancorp Piper Jaffray Inc...............................................

















                           Total.............................
                                                                 =========================



                                   SCHEDULE B

                                                                                                            Number of
                                      Existing Shareholder                                             Additional New Shares
                                      --------------------                                             ---------------------

Wilfried Beeck...............................................................


                                   SCHEDULE C

                             FORM OF DRAWING NOTICE


An
Wilfried Beeck



LEIHERKLARUNG

Gema(beta) dem Underwriting Agreement vom o 2000 ("AGREEMENT") uben wir hiermit das Recht aus, von Ihnen die Uberlassung von Stuck ______ Inhaber-Stammaktien der INTERSHOP COMMUNICATIONS AG im Wege der Wertpapierleihe zu verlangen.

CSFB AG wird auf der Grundlage der von Ihnen erteilten Aneignungsermachtigung die o.g. Stuck _____ Aktien wie folgt auf ein Wertpapierdepot von CSFB AG ubertragen:


----------------------------------------------------------------------------------------------------------------

Stuck Aktien                         zu Lasten Depot                       Zugunsten Depot
 ...                                                                        CSFB AG
                                     (Depot Nr. ...)                       (Depot Nr. ...)

----------------------------------------------------------------------------------------------------------------

Das Eigentum an den ubertragenen Inhaber-Stammaktien geht in dem Zeitpunkt, in dem sie auf das genannte Wertpapierdepot von CSFB AG gebucht sind, auf CSFB AG uber CSFB AG wird jeweils Aktien gleicher Gattung an Sie in der in dem Agreement genannten Frist zuruckliefern, sofern CSFB AG nicht die ihr in diesem Agreement eingeraumte Erwerbsoption gegenuber Ihnen ausubt.

Frankfurt am Main, den ______ o 2000




--------------------------------
CSFB AG

                                   SCHEDULE C

                             FORM OF DRAWING NOTICE

         To
         Wilfried Beeck

         BORROWING NOTICE

         Pursuant to the Underwriting Agreement dated March ___, 2000 (the "AGREEMENT"), we hereby exercise the right to demand the transfer of ownership of ________ ordinary bearer shares of INTERSHOP COMMUNICATIONS AG by way of a securities loan.

         On the basis of the acquisition authorisation issued by you, CSFB AG will transfer the ________ shares named above to a securities account of CSFB AG as follows:


         --------------------------------------------------------------------------------------------------------

         Number of shares                  debited securities account         Credited securities account
                                                                              CSFB AG

                                           (account number______)             (account number______)


         --------------------------------------------------------------------------------------------------------


         Ownership of the ordinary bearer shares shall pass to CSFB AG at the point in time in which they are booked on the securities account of CSFB AG. To the extent that CSFB AG does not exercise its option granted in the Agreement to acquire shares, CSFB AG shall redeliver shares of the same class within the period of time specified in the Agreement.

         Frankfurt am Main, April ___, 2000


         CREDIT SUISSE FIRST BOSTON AG

         By:
         Name:
         Title:

                                   SCHEDULE D

                        FORM OF ACQUISITION AUTHORISATION

An
Credit Suisse First Boston AG



Sehr geehrte Damen und Herren,

ich habe bei Ihnen ein Wertpapierdepot Nr. ______ eroffnet, auf das im Rahmen der anstehenden Plazierung der Aktien der INTERSHOP COMMUNICATIONS AG von mir Stuck ______ Aktien der INTERSHOP COMMUNICATIONS AG ubertragen worden sind.

Ich ermachtige Sie hiermit, das Eigentum an bis zu Stuck ______ auf den Inhaber lautender Stammaktien in Form von Stuckaktien ohne Nennwert der INTERSHOP COMMUNICATIONS AG auf sich durch entsprechenden Depotubertrag zu ubertragen. Dem Ubertrag hat eine Leiherklarung voranzugehen, die im wesentlichen den in der ANLAGE ersichtlichen Inhalt hat. Mit der Ausubung dieser Ermachtigung soll das Eigentum an den Aktien entsprechend dem Depotubertrag auf die CSFB AG ubergehen.

[Ort _____________,] ______ o 2000






--------------------------------------
(Unterschrift des Existing Shareholder)

                                   SCHEDULE D

                        FORM OF ACQUISITION AUTHORISATION

To
Credit Suisse First Boston AG



Ladies and Gentlemen:

I have opened a securities account No. _______ with you, into which I have transferred shares of INTERSHOP COMMUNICATIONS AG in connection with the upcoming placement of INTERSHOP COMMUNICATIONS AG's shares.

I hereby authorise you to transfer ownership in up to _______ ordinary no par value bearer shares of INTERSHOP COMMUNICATIONS AG to you by means of a corresponding securities account transfer. The transfer must be preceded by a drawing notice, the essential content of which is set forth in the attached document. Upon exercise of this authorisation, ownership of the shares as per the securities account transfer shall pass to Credit Suisse First Boston AG.

Place__________________________, April ___, 2000



--------------------------------
Wilfried Beeck